Anglo Irish Bank Corporation
plc
File No.  82- 03791


EFFECTIVE DECEMBER 11, 2006,
ONE ADS REPRESENTS ONE
ORDINARY SHARE



No.
[Sponsored-Exempt]

AMERICAN DEPOSITARY SHARES

(Each American Depositary
Share represents ten
deposited Shares)

THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR ORDINARY SHARES,
PAR VALUE 25 PENCE EACH OF
ANGLO IRISH BANK CORPORATION
PLC
(INCORPORATED UNDER THE LAWS
OF THE REPUBLIC OF IRELAND)

	The Bank of New York as
depositary (hereinafter called
the Depositary), hereby
certifies that


                , or
registered assigns IS THE
HOLDER OF

AMERICAN DEPOSITARY SHARES
representing deposited
ordinary shares (herein called
Shares) of Anglo Irish Bank
Corporation plc, incorporated
under the laws of the Republic
of Ireland (herein called the
Company).  At the date hereof,
each American Depositary Share
represents ten Shares which
are either deposited or sub-
ject to deposit under the
deposit agreement at the
Dublin, Ireland office of
Allied Irish Bank (herein
called the Custodian).  The
Depositarys Corporate Trust
Office is located at a
different address than its
principal executive office.
Its Corporate Trust Office is
located at 101 Barclay Street,
New York, N.Y. 10286, and its
principal executive office is
located at 48 Wall Street, New
York, N.Y. 10286.

THE DEPOSITARYS CORPORATE
TRUST OFFICE ADDRESS IS
101 BARCLAY STREET, NEW YORK,
N.Y.  10286



1.		THE DEPOSIT AGREEMENT.
	This American Depositary
Receipt is one of an issue
(herein called Receipts), all
issued and to be issued upon
the terms and conditions set
forth in the deposit
agreement, Amended and
Restated as of
  , 1994 (herein called the
Deposit Agreement), by and
among the Company, the
Depositary, and all Beneficial
Owners and Holders from time
to time of Receipts issued
thereunder, each of whom by
accepting a Receipt agrees to
become a party thereto and
become bound by all the terms
and conditions thereof.  The
Deposit Agreement sets forth
the rights of Beneficial
Owners and Holders of the Re-
ceipts and the rights and
duties of the Depositary in
respect of the Shares depos-
ited thereunder and any and
all other securities, property
and cash from time to time
received in respect of  such
Shares and held thereunder
(such Shares, securities,
property, and cash are herein
called Deposited Securities).
 Copies of the Deposit
Agreement are on file at the
Depositarys Corporate Trust
Office in New York City and at
the office of the Custodian.

	The statements made on
the face and reverse of this
Receipt are summaries of
certain provisions of the
Deposit Agreement and are
qualified by and subject to
the detailed provisions of the
Deposit Agreement, to which
reference is hereby made.
Capitalized terms not defined
herein shall have the meanings
set forth in the Deposit
Agreement.

2.		SURRENDER OF RECEIPTS AND
WITHDRAWAL OF SHARES.
	Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt,
and upon payment of the fee of
the Depositary provided in
this Receipt, and subject to
the terms and conditions of
the Deposit Agreement, the
Holder hereof is entitled to
delivery, to him or upon his
order, of the Deposited
Securities at the time
represented by the American
Depositary Shares for which
this Receipt is issued.
Delivery of such Deposited
Securities may be made by the
delivery of (a) certificates
in the name of the Holder
hereof or as ordered by him or
by the delivery of
certificates properly endorsed
or accompanied by proper
instruments of transfer and
(b) any other securities,
property and cash to which
such Holder is then entitled
in respect of this Receipt.
Such delivery will be made at
the option of the Holder
hereof, either at the office
of the Custodian or at the
Corporate Trust Office of the
Depositary, provided that the
forwarding of certificates for
Shares or other Deposited
Securities for such delivery
at the Corporate Trust Office
of the Depositary shall be at
the risk and expense of the
Holder hereof.

	The Depositary shall not
accept for surrender a Receipt
evidencing American Depositary
Shares representing less than
one Share.  In the case of
surrender of a Receipt evi-
dencing a number of American
Depositary Shares representing
other than a whole number of
Shares, the Depositary shall
cause ownership of the
appropriate whole number of
Shares to be recorded in the
name of the Holder or
Beneficial Owner surrendering
such Receipt, and shall issue
and deliver to the person
surrendering such Receipt a
new Receipt evidencing
American Depositary Shares
representing any remaining
fractional Shares.

	The Depositary shall not
accept for surrender a Receipt
evidencing American Depositary
Shares representing less than
one Share.  In the case of
surrender of a Receipt evi-
dencing a number of American
Depositary Shares representing
other than a whole number of
Shares, the Depositary shall
cause ownership of the
appropriate whole number of
Shares to be recorded in the
name of the Holder or
Beneficial Owner surrendering
such Receipt, and shall issue
and deliver to the person
surrendering such Receipt a
new Receipt evidencing
American Depositary Shares
representing any remaining
fractional Shares.


3.		TRANSFERS, SPLIT-UPS, AND
COMBINATIONS OF RECEIPTS.
	The transfer of this
Receipt is registrable on the
books of the Depositary at its
Corporate Trust Office by the
Holder hereof in person or by
a duly authorized attorney,
upon surrender of this Receipt
properly endorsed for transfer
or accompanied by proper
instruments of transfer and
funds sufficient to pay any
applicable transfer taxes and
the expenses of the Depositary
and upon compliance with such
regulations, if any, as the
Depositary may establish for
such purpose.  This Receipt
may be split into other such
Receipts, or may be combined
with other such Receipts into
one Receipt, evidencing the
same aggregate number of
American Depositary Shares as
the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of
transfer, split-up,
combination, or surrender of
any Receipt or withdrawal of
any Deposited Securities, the
Depositary, the Custodian, or
Registrar may require payment
from the presentor of the
Receipt of a sum sufficient to
reimburse it for any tax or
other governmental charge and
any stock transfer or
registration fee with respect
thereto (including any such
tax or charge and fee with
respect to Shares being
deposited or withdrawn) and
payment of any applicable fees
as provided in this Receipt,
may require the production of
proof satisfactory to it as to
the identity and genuineness
of any signature and may also
require compliance with any
regulations  the Depositary
may establish consistent with
the provisions of the Deposit
Agreement or this Receipt.

	Notwithstanding anything
to the contrary in the Deposit
Agreement or this Receipt, the
delivery of Receipts against
deposits of Shares generally
or against deposits of
particular Shares may be
suspended, or the transfer of
Receipts in particular
instances may be refused, or
the registration of transfer
of outstanding Receipts
generally may be suspended,
during any period when the
transfer books of the
Depositary are closed, or if
any such action is deemed
necessary or advisable by the
Depositary or the Company at
any time or from time to time
because of any requirement of
law or of any government or
governmental body or
commission, or under any pro-
vision of the Deposit Agree-
ment or this Receipt, or for
any other reason, subject to
the provisions of the
following sentence.  The
surrender of outstanding
Receipts and withdrawal of
Deposited Securities may not
be suspended subject only to
(i) temporary delays caused by
closing the transfer books of
the Depositary or the Company
or the deposit of Shares in
connection with voting at a
shareholders meeting, or the
payment of dividends, (ii) the
payment of fees, taxes and
similar charges, and (iii)
compliance with any U.S. or
foreign laws or governmental
regulations relating to the
Receipts or to the withdrawal
of the Deposited Securities.
Without limitation of the
foregoing, the Depositary
shall not knowingly accept for
deposit under the Deposit
Agreement any Shares required
to be registered under the
provisions of the Securities
Act of 1933, unless a
registration statement is in
effect as to such Shares.

4.		LIABILITY OF HOLDERS FOR
TAXES.
	If any tax or other
governmental charge shall
become payable with respect to
any Receipt or any Deposited
Securities represented hereby,
such tax or other governmental
charge shall be payable by the
Holder hereof to the
Depositary.  The Depositary
may refuse to effect any
transfer of this Receipt or
any withdrawal of Deposited
Securities represented by
American Depositary Shares
evidenced by such Receipt
until such payment is made,
and may withhold any dividends
or other distributions, or may
sell for the account of the
Holder hereof any part or all
of the Deposited Securities
represented by the American
Depositary Shares evidenced by
this Receipt, and may apply
such dividends or other
distributions or the proceeds
of any such sale in payment of
such tax or other governmental
charge and the Holder hereof
shall remain liable for any
deficiency.

5.		WARRANTIES OF DEPOSITORS.
	Every person depositing
Shares hereunder shall be
deemed thereby to represent
and warrant that (i) such
Shares and each certificate
therefore are validly issued,
fully paid, non assessable,
and free of any pre-emptive
rights of the holders of
outstanding Shares, (ii) the
person making such deposit is
duly authorized so to do,
(iii) any preemptive rights
then in effect with respect to
such Shares have been validly
waived or exercised and (iv)
the deposit of such Shares and
the sale of Receipts
evidencing American Depositary
Shares representing such
Shares by that person are not
restricted under the Secu-
rities Act of 1933.  Such
representations and warranties
shall survive the deposit of
Shares and issuance of Re-
ceipts.

6.		FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.
	Any person presenting
Shares for deposit or any
Holder or any Beneficial Owner
may be required from time to
time to file with the
Depositary or the Custodian
such proof of citizenship or
residence, exchange control
approval, or such information
relating to the registration
on the books of the Company or
 the Foreign Registrar, if
applicable, to execute such
certificates and to make such
representations and
warranties, as the Depositary
may deem necessary or proper.
 The Depositary may (and at
the request of the Company
shall) withhold the delivery
or registration of transfer of
any Receipt or the distri-
bution of any dividend or sale
or distribution of rights or
of the proceeds thereof or the
delivery of any Deposited
Securities until such proof or
other information is filed or
such certificates are executed
or such representations and
warranties made.  No Share
shall be accepted for deposit
unless accompanied by evidence
satisfactory to the Depositary
that any necessary approval
has been granted by any
governmental body in the
Republic of Ireland which is
then performing the function
of the regulation of currency
exchange.

7.		CHARGES OF DEPOSITARY.
	The Company agrees to pay
the fees, reasonable expenses
and out-of-pocket charges of
the Depositary and those of
any Registrar only in
accordance with agreements in
writing entered into between
the Depositary and the Company
from time to time.  The
Depositary shall present its
statement for such charges and
expenses to the Company once
every three months.  The
charges and expenses of the
Custodian are for the sole
account of the Depositary.

	The following charges
shall be incurred by any party
depositing or withdrawing
Shares or by any party
surrendering Receipts or to
whom Receipts are issued
(including, without
limitation, issuance pursuant
to a stock dividend or stock
split declared by the Company
or an exchange of stock
regarding the Receipts or
Deposited Securities or a
distribution of Receipts
pursuant to Section 4.3 of the
Deposit Agreement), whichever
applicable: (1) taxes and
other governmental charges,
(2) such registration fees as
may from time to time be in
effect for the registration of
transfers of Shares generally
on the share register of the
Company or Foreign Registrar
and applicable to transfers of
Shares to the name of the
Depositary or its nominee or
the Custodian or its nominee
on the making of deposits or
withdrawals hereunder, (3)
such cable, telex and
facsimile transmission
expenses as are expressly
provided in the Deposit
Agreement, (4) such expenses
as are incurred by the
Depositary in the conversion
of foreign currency pursuant
to Section 4.5 of the Deposit
Agreement, (5) a fee not in
excess of $5.00 or less per
100 American Depositary Shares
(or portion thereof) for the
execution and delivery of
Receipts pursuant to Section
2.3 of the Deposit Agreement,
the execution and delivery of
Receipts pursuant to Section
4.3 of the Deposit Agreement
and the surrender of Receipts
pursuant to Section 2.5 of the
Deposit Agreement, (6) a fee
not in excess of $.02 or less
per  American Depositary Share
(or portion thereof) for any
cash distribution made pur-
suant to the Deposit Agreement
including, but not limited to
Sections 4.1 through 4.4
thereof, (7) a fee not in
excess of $1.50 or less per
certificate for a Receipt or
Receipts for transfers made
pursuant to Section 2.4 and
(8) a fee for, and deduct such
fee from, the distribution of
proceeds of sales of
securities or rights pursuant
to Sections 4.2 or 4.4 of the
Deposit Agreement,
respectively, such fee being
in an amount equal to the fee
for the issuance of American
Depositary Shares referred to
above which would have been
charged as a result of the
deposit by holders of
securities (for purposes of
this clause (8) treating all
such securities as if they
were Shares) or Shares
received in exercise of rights
distributed to them pursuant
to Sections 4.2 or 4.4 of the
Deposit Agreement,
respectively, but which
securities or rights are
instead sold by the
Depositary, and the net
proceeds distributed.

	The Depositary, subject
to Article (8) hereof, may own
and deal in any class of
securities of the Company and
its affiliates and in
Receipts.

8.	  LOANS AND PRE-RELEASE OF
SHARES AND RECEIPTS.
	Notwithstanding Section
2.3 of the Deposit Agreement,
the Depositary may execute and
deliver Receipts prior to the
receipt of Shares pursuant to
Section 2.2 of the Deposit
Agreement (Pre-Release).  The
Depositary may, pursuant to
Section 2.5 of the Deposit
Agreement, deliver Shares upon
the receipt and cancellation
of Receipts which have been
Pre-Released, whether or not
such cancellation is prior to
the termination of such Pre-
Release or the Depositary
knows that such Receipt has
been Pre-Released.  The
Depositary may receive
Receipts in lieu of Shares in
satisfactory of a Pre-Release.
 Each Pre-Release will be (a)
preceded or accompanied by a
written representation from
the person to whom Receipts
are to be delivered that such
person, or its customer, owns
the Shares or Receipts to be
remitted, as the case may be,
(b) at all times fully
collateralized with cash or
such other collateral as the
Depositary deems appropriate,
(c) terminable by the
Depositary on not more than
five (5) business days notice,
and (d) subject to such
further indemnities and credit
regulations as the Depositary
deems appropriate.  The number
of American Depositary Shares
which are outstanding at any
time as a result of Pre-
Releases will not normally
exceed thirty percent (30%) of
the Shares deposited
hereunder; provided, however,
that the Depositary reserves
the right to change or
disregard such limit from time
to time as it deems
appropriate.

	The Depositary may retain
for its own account any
compensation received by it in
connection with the foregoing.

9.	  TITLE TO RECEIPTS.
	It is a condition of this
Receipt and every successive
Holder and Beneficial Owner of
this Receipt by accepting or
holding the same consents and
agrees, that title to this Re-
ceipt when properly endorsed
or accompanied by proper
instruments of transfer, is
transferable by delivery with
the same effect as in the case
of a negotiable instrument,
provided, however, that the
Company and the Depositary,
notwithstanding any notice to
the contrary, may treat the
person in whose name this
Receipt is registered on the
books of the Depositary as the
absolute owner hereof for the
purpose of determining the
person entitled to
distribution of dividends or
other distributions or to any
notice provided for in the
Deposit Agreement or for all
other purposes, and neither
the Depositary nor the Company
shall have any obligation or
be subject to any liability
under the Deposit Agreement to
any holder of a Receipt unless
such holder is the registered
Holder thereof.

10.	  VALIDITY OF RECEIPT.
	This Receipt shall not be
entitled to any benefits under
the Deposit Agreement or be
valid or obligatory for any
purpose, unless this Receipt
shall have been executed by
the Depositary by the manual
or facsimile signature of a
duly authorized signatory of
the Depositary and, if a
Registrar for the Receipts
shall have been appointed,
countersigned by the manual or
facsimile signature of a duly
authorized officer of the
Registrar.

11.	  REPORTS; INSPECTION OF
TRANSFER BOOKS.

	The Company currently
furnishes the Securities and
Exchange Commission
(hereinafter called the
Commission) with certain
public reports and documents
required by foreign law or
otherwise under Rule 12g3-2(b)
under the Securities Exchange
Act of 1934.  Such reports and
communications will be
available for inspection and
copying by Holders and
Beneficial Owners at the
public reference facilities
maintained by the Commission
located at 450 Fifth Street,
N.W., Washington, D.C. 20549.

	The Depositary will make
available for inspection by
Holders of Receipts at its
Corporate Trust Office any
reports and communications,
including any proxy soliciting
material, received from the
Company which are both (a)
received by the Depositary as
the holder of the Deposited
Securities and (b) made
generally available to the
holders of such Deposited Se-
curities by the Company.  The
Depositary will also send to
Holders of Receipts copies of
such reports when furnished by
the Company pursuant to the
Deposit Agreement.

	The Depositary will keep
books for the registration of
Receipts and transfers of
Receipts which at all
reasonable times shall be open
for inspection by the Holders
of Receipts provided that such
inspection shall not be for
the purpose of communicating
with Holders of Receipts in
the interest of a business or
object other than the business
of the Company or a matter
related to the Deposit
Agreement or the Receipts.

12.	  DIVIDENDS AND
DISTRIBUTIONS.
	Whenever the Depositary
receives any cash dividend or
other cash distribution on any
Deposited Securities, the De-
positary will, if at the time
of receipt thereof any amounts
received in a foreign currency
can in the judgment of the De-
positary be converted on a
reasonable basis into United
States dollars transferable to
the United States, and subject
to the Deposit Agreement,
convert such dividend or
distribution into dollars and
will distribute the amount
thus received to the Holders
of Receipts entitled thereto,
provided, however, that in the
event that the Company or the
Depositary is required to
withhold and does withhold
from any cash dividend or
other cash distribution in
respect of any Deposited
Securities an amount on
account of taxes, the amount
distributed to the Holders of
the Receipts evidencing
American Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.

	Subject to the provisions
of Section 4.11 and 5.9, of
the Deposit Agreement,
whenever the Depositary
receives any distribution
other than a distribution
described in Sections 4.1, 4.3
or 4.4 of the Deposit
Agreement, the Depositary
will, after notification to
the Company, cause the
securities or property
received by it to be
distributed to the Holders of
Receipts entitled thereto, in
any manner that the Depositary
may deem equitable and
practicable for accomplishing
such distribution; provided,
however, that if in the
opinion of the Depositary such
distribution cannot be made
proportionately among the
Holders of Receipts entitled
thereto, or if for any other
reason the Depositary deems
such distribution not to be
feasible, the Depositary may
adopt such method as it may
deem equitable and practicable
for the purpose of effecting
such distribution, including,
but not limited to, the public
or private sale of the securi-
ties or property thus
received, or any part thereof,
and the net proceeds of any
such sale (net of the fees of
the Depositary as provided in
Section 5.9) shall be
distributed by the Depositary
to the Holders of Receipts
entitled thereto as in the
case of a distribution re-
ceived in cash.

	If any distribution
consists of a dividend in, or
free distribution of, Shares,
the Depositary may, upon
notification to the Company,
and shall if the Company shall
so request, distribute to the
Holders of outstanding
Receipts entitled thereto,
additional Receipts evidencing
an aggregate number of
American Depositary Shares
representing the amount of
Shares received as such
dividend or free distribution
subject to the terms and
conditions of the Deposit
Agreement with respect to the
deposit of Shares and the
issuance of American
Depositary Shares evidenced by
Receipts, including the
withholding of any tax or
other governmental charge as
provided in Section 4.11 of
the Deposit Agreement and the
payment of the fees of the
Depositary as provided in
Section 5.9 of the Deposit
Agreement.  In lieu of
delivering Receipts for
fractional American Depositary
Shares in any such case, the
Depositary will sell the
amount of Shares represented
by the aggregate of such
fractions and distribute the
net proceeds, all in the
manner and subject to the
conditions set forth in the
Deposit Agreement.  If ad-
ditional Receipts are not so
distributed, each American
Depositary Share shall
thenceforth also represent the
additional Shares distributed
upon the Deposited Securities
represented thereby.

	In the event that the
Depositary determines that any
distribution in property
(including Shares and rights
to subscribe therefore) is
subject to any tax or other
governmental charge which the
Depositary is obligated to
withhold, the Depositary may
by public or private sale
dispose of all or a portion of
such property (including
Shares and rights to subscribe
therefore) in such amounts and
in such manner as the
Depositary deems necessary and
practicable to pay any such
taxes or charges, and the
Depositary shall distribute
the net proceeds of any such
sale after deduction of such
taxes or charges to the
Holders of Receipts entitled
thereto.

13.	  CONVERSION OF FOREIGN
CURRENCY.
	Whenever the Depositary
shall receive foreign cur-
rency, by way of dividends or
other distributions or the net
proceeds from the sale of
securities, property or
rights, and if at the time of
the receipt thereof the
foreign currency so received
can in the judgment of the
Depositary be converted on a
reasonable basis into Dollars
and the resulting Dollars
transferred to the United
States, the Depositary shall
promptly convert or cause to
be converted, by sale or in
any other manner that it may
determine, such foreign
currency into Dollars, and
such Dollars shall be
distributed to the Holders
entitled thereto or, if the
Depositary shall have
distributed any warrants or
other instruments which
entitle the holders thereof to
such Dollars, then to the
holders of such warrants
and/or instruments upon
surrender thereof for
cancellation.  Such distribu-
tion may be made upon an
averaged or other practicable
basis without regard to any
distinctions among Holders on
account of exchange
restrictions, the date of
delivery of any Receipt or
otherwise and shall be net of
any expenses of conversion
into Dollars incurred by the
Depositary as provided in
Section 5.9 of the Deposit
Agreement.

	If such conversion or
distribution can be effected
only with the approval or
license of any government or
agency thereof, the Depositary
shall file such application
for approval or license, if
any, as it may deem desirable,
after notification to the
Company.

	If at any time the
Depositary shall determine
that in its judgment any
foreign currency received by
the Depositary is not
convertible on a reasonable
basis into Dollars transfer-
able to the United States, or
if any approval or license of
any government or agency
thereof which is required for
such conversion is denied or
in the opinion of the
Depositary is not obtainable,
or if any such approval or
license is not obtained within
a reasonable period as
determined by the Depositary,
the Depositary may distribute
the foreign currency (or an
appropriate document
evidencing the right to
receive such foreign currency)
received by the Depositary to,
or in its discretion may hold
such foreign currency
uninvested and without
liability for interest thereon
for the respective accounts
of, the Holders entitled to
receive the same.

	If any such conversion of
foreign currency, in whole or
in part, cannot be effected
for distribution to some of
the Holders entitled thereto,
the Depositary may in its
discretion make such
conversion and distribution in
Dollars to the extent
permissible to the Holders
entitled thereto and may
distribute the balance of the
foreign currency received by
the Depositary to, or hold
such balance uninvested and
without liability for interest
thereon for the respective
accounts of, the Holders
entitled thereto.

14.	  RIGHTS.
	In the event that the
Company shall offer or cause
to be offered to the holders
of any Deposited Securities
any rights to subscribe for
additional Shares or any
rights of any other nature,
the Depositary, after
notification to the Company,
shall have discretion as to
the procedure to be followed
in making such rights
available to any Holders or in
disposing of such rights on
behalf of any Holders and
making the net proceeds
available in Dollars to such
Holders or, if by the terms of
such rights offering or, for
any other reason, the Deposi-
tary may not either make such
rights available to any
Holders or dispose of such
rights and make the net
proceeds available to such
Holders, then the Depositary
shall allow the rights to
lapse.  If at the time of the
offering of any rights the De-
positary determines in its
discretion that it is lawful
and feasible to make such
rights available to all
Holders or to certain Holders
but not to other Holders, the
Depositary may, upon
notification to the Company,
distribute, to any Holder to
whom it determines the
distribution to be lawful and
feasible, in proportion to the
number of American Depositary
Shares held by such Holder,
warrants or other instruments
therefore in such form as it
reasonably deems appropriate.
 If the Depositary determines
in its discretion that it is
not lawful and feasible to
make such rights available to
certain Holders, it may sell
the rights or warrants or
other instruments in
proportion to the number of
American Depositary Shares
held by the Holders to whom it
has determined it may not
lawfully or feasibly make such
rights available, and allocate
the net proceeds of such sales
(net of the fees of the
Depositary as provided in
Section 5.9 of the Deposit
Agreement) for the account of
such Holders otherwise
entitled to such rights, war-
rants or other instruments,
upon an averaged or other
practical basis without regard
to any distinctions among such
Holders because of exchange
restrictions or the date of
delivery of any Receipt or
otherwise.  The Depositary
shall not be responsible for
any failure to determine that
it may be lawful or feasible
to make such rights available
to Holders in general or any
Holder in particular.

	In circumstances in which
rights would otherwise not be
distributed, if a Holder
requests the distribution of
warrants or other instruments
in order to exercise the
rights allocable to the
American Depositary Shares of
such Holder hereunder, the
Depositary will make such
rights available to such
Holder upon written notice
from the Company to the
Depositary that (a) the
Company has elected in its
sole discretion to permit such
rights to be exercised and (b)
such Holder has executed such
documents as the Company has
determined in its sole dis-
cretion are reasonably
required under applicable law.

	If the Depositary has
distributed warrants or other
instruments for rights to all
or certain Holders, then upon
instruction from such a Holder
pursuant to such warrants or
other instruments to the
Depositary from such Holder to
exercise such rights, upon
payment by such Holder to the
Depositary for the account of
such Holder of an amount equal
to the purchase price of the
Shares to be received upon the
exercise of the rights, and
upon payment of the fees of
the Depositary and any other
charges as set forth in such
warrants or other instruments,
the Depositary shall, on
behalf of such Holder,
exercise the rights and
purchase the Shares, and the
Company shall cause the Shares
so purchased to be delivered
to the Depositary on behalf of
such Holder.  As agent for
such Holder, the Depositary
will cause the Shares so
purchased to be deposited
pursuant to Section 2.2 of the
Deposit Agreement, and shall,
pursuant to Section 2.3 of the
Deposit Agreement, execute and
deliver Receipts to such
Holder.  In the case of a
distribution pursuant to the
second paragraph of this
section, such Receipts shall
be legended in accordance with
applicable U.S. laws, and
shall be subject to the
appropriate restrictions on
sale, deposit, cancellation,
and transfer under such laws.

	If the Depositary
determines in its discretion
that it is not lawful and
feasible to make such rights
available to all or certain
Holders, it may, upon
notification to the Company,
sell the rights, warrants or
other instruments in
proportion to the number of
American Depositary Shares
held by the Holders to whom it
has determined it may not
lawfully or feasibly make such
rights available, and allocate
the net proceeds of such sales
(net of the fees of the
Depositary as provided in
Section 5.9 of the Deposit
Agreement and all taxes and
governmental charges payable
in connection with such rights
and subject to the terms and
conditions of this Deposit
Agreement) for the account of
such Holders otherwise
entitled to such rights,
warrants or other instruments,
upon an averaged or other
practical basis without regard
to any distinctions among such
Holders because of exchange
restrictions or the date of
delivery of any Receipt or
otherwise.

	The Depositary will not
offer rights to Holders unless
both the rights and the
securities to which such
rights relate are either
exempt from registration under
the Securities Act of 1933
with respect to a distribution
to Holders or are registered
under the provisions of such
Act.  If a Holder requests
distribution of warrants or
other instruments, notwith-
standing that there has been
no such registration under
such Act, the Depositary shall
not effect such distribution
unless it has received an
opinion from recognized
counsel in the United States
for the Company upon which the
Depositary may rely that such
distribution to such Holder is
exempt from such registration.
 The Company shall have no
obligation to register such
rights or such securities
under the United States
Securities Act of 1933.

	The Depositary shall not
be responsible for any failure
to determine that it may be
lawful or feasible to make
such rights available to
Holders in general or any
Holder in particular.

15.	  RECORD DATES.
	Whenever any cash
dividend or other cash
distribution shall become
payable or any distribution
other than cash shall be made,
or whenever rights shall be
issued with respect to the
Deposited Securities, or
whenever for any reason the
Depositary causes a change in
the number of Shares that are
represented by each American
Depositary Share, or whenever
the Depositary shall receive
notice of any meeting of
holders of Shares or other
Deposited Securities, the
Depositary shall fix a record
date (a) for the determination
of the Holders of Receipts who
shall be (i) entitled to
receive such dividend,
distribution or rights or the
net proceeds of the sale
thereof or (ii) entitled to
give instructions for the
exercise of voting rights at
any such meeting, or (b) on or
after which each American
Depositary Share will
represent the changed number
of Shares, subject to the
provisions of the Deposit
Agreement.

16.	  VOTING OF DEPOSITED
SECURITIES.
	Upon receipt of notice of
any meeting of holders of
Shares or other Deposited
Securities, if requested in
writing by the Company, the
Depositary shall, as soon as
practicable thereafter, mail
to the Holders of Receipts a
notice, the form of which
notice shall be in the sole
discretion of the Depositary,
which shall contain (a) such
information as is contained in
such notice of meeting, and
(b) a statement that the Hold-
ers of Receipts as of the
close of business on a
specified record date will be
entitled, subject to any ap-
plicable provision of law and
of the Articles of Association
of the Company, to instruct
the Depositary as to the
exercise of the voting rights,
if any, pertaining to the
amount of Shares or other
Deposited Securities
represented by their
respective American Depositary
Shares.  Upon the written
request of a Holder on such
record date, received on or
before the date established by
the Depositary for such
purpose, the Depositary shall
endeavor in so far as
practicable to vote or cause
to be voted the amount of
Shares or other Deposited
Securities represented by such
American Depositary Shares
evidenced by such Receipt in
accordance with the
instructions set forth in such
request.

	If the Company notifies
the Depositary in writing that
a particular Beneficial Owner
has not complied with the
provisions of Section 3.4 or
3.5 of the Deposit Agreement,
to the extent feasible
(including to the extent such
Beneficial Owner is shown on
the records of the Depositary
to be the Holder of any
American Depositary Share) the
Depositary shall not vote or
cause to be voted any Shares
represented by any Receipt
registered in the name of such
Beneficial Owner, if so in-
structed by the Company.


17.	  CHANGES AFFECTING
DEPOSITED SECURITIES.
	In circumstances where
the provisions of Section 4.3
of the Deposit Agreement do
not apply, upon any change in
nominal value, change in par
value, split-up,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the Company
or to which it is a party, any
securities which shall be
received by the Depositary or
a Custodian in exchange for or
in conversion of or in respect
of Deposited Securities shall
be treated as new Deposited
Securities under the Deposit
Agreement, and American De-
positary Shares shall
thenceforth represent the new
Deposited Securities so
received in exchange or
conversion, unless additional
Receipts are delivered pursu-
ant to the following sentence.
 In any such case the
Depositary may, upon
notification to the Company,
and shall if the Company shall
so request, execute and
deliver additional Receipts as
in the case of a dividend on
the Shares, or call for the
surrender of outstanding
Receipts to be exchanged for
new Receipts specifically
describing such new Deposited
Securities.

18.	  LIABILITY OF THE COMPANY
AND DEPOSITARY.
	Neither the Depositary
nor the Company shall incur
any liability to any
Beneficial Owner or Holder, if
by reason of any provision of
any present or future law of
the United States or any other
country, or of any other
governmental or regulatory
authority, or by reason of any
provision, present or future,
of the Articles of Association
of the Company, or by reason
of any act of God or war or
other circumstances beyond its
control, the Depositary or the
Company shall be prevented or
forbidden from or be subject
to any civil or criminal
penalty on account of doing or
performing any act or thing
which by the terms of the
Deposit Agreement it is
provided shall be done or
performed; nor shall the De-
positary or the Company incur
any liability to any
Beneficial Owner or Holder by
reason of any non-performance
or delay, caused as aforesaid,
in the performance of any act
or thing which by the terms of
the Deposit Agreement it is
provided shall or may be done
or performed, or by reason of
any exercise of, or failure to
exercise, any discretion pro-
vided for in the Deposit
Agreement.  Where, by the
terms of a distribution
pursuant to Sections 4.1, 4.2,
or 4.3 of the Deposit
Agreement, or an offering or
distribution pursuant to
Section 4.4 of the Deposit
Agreement, such distribution
or offering may not be made
available to Holders of
Receipts, and the Depositary
may not dispose of such
distribution or offering on
behalf of such Holders and
make the net proceeds avail-
able to such Holders, then the
Depositary shall not make such
distribution or offering, and
shall allow any rights, if ap-
plicable, to lapse.  Neither
the Company, the Depositary,
nor any of their respective
agents assumes any obligation
or shall be subject to any
liability under the Deposit
Agreement to Beneficial Owners
or Holders, except that they
agree to perform their
obligations specifically set
forth in the Deposit Agreement
without negligence or bad
faith.  The Depositary shall
not be subject to any
liability with respect to the
validity or worth of the
Deposited Securities.  Neither
the Depositary nor the Company
shall be under any obligation
to appear in, prosecute or de-
fend any action, suit, or
other proceeding in respect of
any Deposited Securities or in
respect of the Receipts, which
in its opinion may involve it
in expense or liability,
unless indemnity satisfactory
to it against all expense and
liability shall be furnished
as often as may be required,
and the Custodian shall not be
under any obligation
whatsoever with respect to
such proceedings, the
responsibility of the
Custodian being solely to the
Depositary.  Neither the
Depositary nor the Company
shall be liable for any action
or nonaction by it in reliance
upon the advice of or
information from legal
counsel, accountants, any
person presenting Shares for
deposit, any Beneficial Owner
or Holder, or any other person
believed by it in good faith
to be competent to give such
advice or information.  The
Depositary shall not be
responsible for the manner in
which any vote is cast or the
effect of any such vote, or,
subject to the provisions of
Section 5.3 of the Deposit
Agreement, for any failure to
carry out any instructions to
vote any of the Deposited
Securities to the extent
practicable, provided that any
such action or nonaction is in
good faith.  The Depositary
shall not be liable for any
acts or omissions made by a
successor depositary whether
in connection with a previous
act or omission of the
Depositary or in connection
with a matter arising wholly
after the removal or
resignation of the Depositary,
provided that in connection
with the issue out of which
such potential liability
arises the Depositary
performed its obligations
without negligence or bad
faith while it acted as
Depositary.  The Company
agrees to indemnify the
Depositary, its directors,
employees, agents and affili-
ates and any Custodian
against, and hold each of them
harmless from, any liability
or expense (including, but not
limited to, the fees and
expenses of counsel) which may
arise out of acts performed or
omitted, in accordance with
the provisions of the Deposit
Agreement and of the Receipts,
as the same may be amended,
modified, or supplemented from
time to time, (i) by either
the Depositary or a Custodian
or their respective directors,
employees, agents and
affiliates, except for any li-
ability or expense arising out
of the negligence or bad faith
of either of them, or (ii) by
the Company or any of its
directors, employees, agents
and affiliates.  The
obligations set forth in
Section 5.3 of the Deposit
Agreement and this Article 18
shall survive the termination
of the Deposit Agreement and
the succession or substitution
of any indemnified person.
Any person seeking
indemnification under the
Deposit Agreement shall notify
the person from whom it is
seeking indemnification (the
indemnifying person) of the
commencement of any
indemnifiable action or claim
promptly after such person
seeking indemnification
becomes aware of such
commencement (provided that
the failure to make such no-
tification shall not affect
the rights of the person
seeking indemnification other-
wise than under Section 5.8 of
the Deposit Agreement) and
shall consult in good faith
with the indemnifying person
as to the conduct of the
defense of such action or
claim, which shall be
reasonable in the
circumstances.  No disclaimer
of liability under the
Securities Act of 1933 is in-
tended by any provision of the
Deposit Agreement.  Each of
the Depositary and the Company
undertake to perform such
duties and only such duties as
are specifically set forth in
the Deposit Agreement and no
implied covenants or
obligations shall be read into
the Deposit Agreement against
the Depositary or the Company
or their respective agents.

19.	  RESIGNATION AND REMOVAL
OF THE DEPOSITARY.
	The Depositary may at any
time resign as Depositary
hereunder by written notice of
its election so to do
delivered to the Company, such
resignation to take effect
upon the appointment of a
successor depositary and its
acceptance of such appointment
as provided in the Deposit
Agreement.  The Depositary may
at any time be removed by the
Company by written notice of
such removal, effective upon
the appointment of a successor
depositary and its acceptance
of such appointment as
provided in the Deposit
Agreement.  Whenever the
Depositary in its discretion
determines that it is in the
best interest of the Holders
of Receipts to do so, it may
appoint a substitute or
additional custodian or
custodians.

20.	  AMENDMENT.
	The form of the Receipts
and any provisions of the De-
posit Agreement may at any
time and from time to time be
amended by agreement between
the Company and the Depositary
in any respect which they may
deem necessary or desirable.
Any amendment which shall
impose or increase any fees or
charges (other than taxes and
other governmental charges,
registration fees, cable,
telex or facsimile
transmission costs, delivery
costs or other such expenses),
or which shall otherwise
prejudice any substantial
existing right of Holders or
Beneficial Owners, shall,
however, not become effective
as to outstanding Receipts
until the expiration of 30
days after notice of such
amendment shall have been
given to the Holders of out-
standing Receipts.  Every
Holder or Beneficial Owner at
the time any amendment so
becomes effective shall be
deemed, by continuing to hold
such Receipt or beneficial
interest therein, to consent
and agree to such amendment
and to be bound by the Deposit
Agreement as amended thereby.
 In no event shall any
amendment impair the right of
the Holder to surrender such
Receipt and receive therefore
the Deposited Securities
represented thereby except in
order to comply with mandatory
provisions of applicable law.

21.	  TERMINATION OF DEPOSIT
AGREEMENT.
	The Depositary shall at
any time at the direction of
the Company terminate the
Deposit Agreement by mailing
notice of such termination to
the Holders of all Receipts
then outstanding at least 90
days prior to the date fixed
in such notice for such
termination.  The Depositary
may likewise terminate the
Deposit Agreement by mailing
notice of such termination to
the Company and the Holders of
all Receipts then outstanding
if at any time 90 days shall
have expired after the
Depositary shall have
delivered to the Company a
written notice of its election
to resign and a successor
depositary shall not have been
appointed and accepted its
appointment as provided in the
Deposit Agreement.  On and
after the date of termination,
the Holder, will upon (a) sur-
render of such Receipt at the
Corporate Trust Office of the
Depositary, (b) payment of the
fee of the Depositary for the
surrender of Receipts referred
to in Section 2.5 of the
Deposit Agreement, and (c)
payment of any applicable
taxes or governmental charges,
will be entitled to delivery,
to him or upon his order, of
the amount of Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipt.  If
any Receipts shall remain out-
standing after the date of
termination, the Depositary
thereafter shall discontinue
the registration of transfers
of Receipts, shall suspend the
distribution of dividends to
the Holders thereof, and shall
not give any further notices
or perform any further acts
under the Deposit Agreement,
except that the Depositary
shall continue to collect
dividends and other
distributions pertaining to
Deposited Securities, shall
sell rights as provided in the
Deposit Agreement, and shall
continue to deliver Deposited
Securities, together with any
dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts sur-
rendered to the Depositary
(after deducting, in each
case, the fee of the De-
positary for the surrender of
a Receipt, any expenses for
the account of the Holder of
such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges).  At any
time after the expiration of
one year from the date of
termination, the Depositary
may sell the Deposited
Securities then held under the
Deposit Agreement and may
thereafter hold uninvested the
net proceeds of any such sale,
together with any other cash
then held by it thereunder,
unsegregated and without
liability for interest, for
the pro rata benefit of the
Holders of Receipts which have
not theretofore been sur-
rendered, such Holders
thereupon becoming general
creditors of the Depositary
with respect to such net
proceeds.  After making such
sale, the Depositary shall be
discharged from all
obligations under the Deposit
Agreement, except to account
for such net proceeds and
other cash (after deducting,
in each case, the fee of the
Depositary for the surrender
of a Receipt, any expenses for
the account of the Holder of
such Receipt in accordance
with the terms and conditions
of the Deposit Agreement, and
any applicable taxes or
governmental charges).  Upon
the termination of the Deposit
Agreement, the Company shall
be discharged from all obliga-
tions under the Deposit
Agreement except for its
obligations to the Depositary
with respect to indemnifica-
tion, charges, and expenses.

22.	DISCLOSURE OF INTERESTS.
	Each Holder shall be
deemed to agree to inform the
Company in writing, upon any
request made pursuant to
Section 5.13 of the Deposit
Agreement, within 14 days of
any such request whether any
of the American Depositary
Shares held by such Holder are
being held, directly or
indirectly, by a Beneficial
Owner and, if being so held,
the name and address of such
Beneficial Owner.

	Each Holder and
Beneficial Owner must comply
with the Companies Act, 1990
of Ireland (the 1990 Act)
which contains detailed
provisions requiring the
notification of any interest
in Shares, where that interest
is one in Shares representing
(directly or by virtue of the
ownership of the Receipts) 5%
or more of the Shares carrying
voting rights in the Company,
within five days of an event
pursuant to which a person
reaches or exceeds that 5%
percent threshold, pursuant to
which a person who previously
exceeded that threshold ceases
to exceed it or pursuant to
which a person who exceeded
that threshold continues to
exceed it but by a different
percentage.  For the purposes
of the legislation a Holder or
Beneficial Owner of a Receipt
is to be regarded as
interested in the Shares that
are the subject of that
Receipt.

	Interests of spouses,
minor children, companies con-
trolled by the person in
question and parties acting in
concert (which term is defined
at length) are aggregated for
the purposes of the 1990 Act.
 In the case of parties acting
in concert, notifications must
identify all the parties con-
cerned, and changes in the
membership of the concert
group must also be notified to
the Company by the Holder or
the Beneficial Owner.

	Each Holder and
Beneficial Owner must comply
with the Central Bank Act,
1989 of Ireland (the Central
Bank Act) and certain Irish
banking regulations which
require the prior notification
to the Central Bank of Ireland
(the Central Bank) of
acquisitions of shares of
banks, except where (i) after
the proposed acquisition, the
proportion of shares held by
the acquiror does not exceed
10% of the total number of
shares or voting rights
attached to the shares and
(ii) the acquisition, together
with any other interest
already held or controlled by
the acquiring person or
persons, does not confer a
right to appoint or remove
some or all of the board of
directors or committee of
management of the bank or
otherwise allow the holder to
exercise a significant
influence over the direction
and management of the bank.
Furthermore, a transaction re-
quiring notification is only
valid where it is entered into
within 12 months after the
Central Bank has given its
approval in writing of the
transaction, or the relevant
period has elapsed and the
Central Bank has not refused
its approval.  If a holder
comes to control 20% of the
total assets of all banks in
the Republic of Ireland, then
the Central Bank cannot give
such approval without the
prior consent of the Minister
of Finance.

	Every holder subject to
the notification requirement
described in the preceding
paragraph is required, under
Irish banking regulations, to
notify the Central Bank of
every proposal to increase the
size of its holding to 20%,
33% and 50% of the total
number of shares or voting
rights attached to the shares.
 Banking regulations in
Ireland also require noti-
fication to the Central Bank
of disposals of shares by a
holder that would cause such
holders ownership or voting
rights to fall below 50%, 33%,
20% and 10%, or would cause
such holder to lose the right
to appoint or remove one or
more members of the board of
directors or the committee of
management or lose the power
to exercise a significant
influence over the direction
and management of the bank.

	In addition to statutory
provisions in the Republic of
Ireland governing notification
of an interest in Shares
(which it is agreed shall also
govern the Receipts), any Ben-
eficial Owner of a Receipt,
who after acquiring directly
or indirectly the beneficial
ownership of any Share (either
directly or by virtue of the
ownership of Receipts) is
directly or indirectly the
Beneficial Owner of more than
3% of the Shares shall, within
10 days after such
acquisition, send to the
Company at the address set
forth in Section 7.5 of the
Deposit Agreement, by regis-
tered or certified mail, the
following information:

            (1)		the background,
and identity, residence, and
citizenship of, and the nature
of such beneficial ownership
by, such person and all other
persons by whom or on whose
behalf the purchases have been
or are to be effected;

            (2)		the number of
Shares and American Depositary
Shares which are beneficially
owned, and the number of
Shares and American Depositary
Shares concerning which there
is a right to acquire directly
or indirectly, by (i) such
person, and (ii) by each
associate of such person,
giving the background,
identity, residence and
citizenship of each such as-
sociate; and

            (3)		if any material
change occurs in the facts set
forth in the statements to the
Company, an amendment shall be
transmitted to the Company
setting forth such changes.

	When two or more persons
act as a partnership, limited
partnership, syndicate, or
other group for the purpose of
acquiring, holding, or
disposing of securities of the
Company, such syndicate or
group shall be deemed a person
for the purposes of this
Article.

	In determining, for
purposes of this Article, the
percentage of Shares, the
Shares shall be deemed to
consist of the amount of the
outstanding Shares, exclusive
of any Shares held by or for
the account of the Company or
a subsidiary of the Company.

	Irish law provides that a
person who fails to make a no-
tification pursuant to the
legislation referred to above
which he is obliged to make
strictly within the
appropriate time limit or
gives false or reckless
information is guilty of an
offense and among other things
loses any right to enforce the
rights which he had in the
Shares in question.

	Each Holder and
Beneficial Owner of a Receipt
shall be deemed to agree that
the statutory restrictions in
the Republic of Ireland which
may apply to Shares
represented by American
Depositary Shares arising from
such Holders or Beneficial
Owners failure to comply with
Section 3.4 or Section 3.5 of
the Deposit Agreement, as the
case may be, will also apply
to the American Depositary
Share or American Depositary
Shares evidenced by a Receipt
or Receipts; provided,
however, that the application
of such statutory restrictions
shall be applied to the Ameri-
can Depositary Shares and
Holder or Beneficial Owner
thereof by the Depositary,
upon the request of the
Company, but only to the
extent that the application is
deemed feasible and practi-
cable by the Depositary
(including to the extent that
such Beneficial Owner is shown
on the records of the
Depositary to be the Holder of
such American Depositary
Shares).

	In addition, in the event
that the Company shall de-
termine that a Beneficial
Owner has failed to comply
with Section 3.4 of the
Deposit Agreement, the Company
shall advise the Depositary in
writing that the Depositary
shall not, until further
notice is received from the
Company that such restrictions
cease to apply, vote any
Shares represented by American
Depositary Shares evidenced by
such Beneficial Owners Receipt
by proxy or otherwise at any
meeting of Shareholders.  Upon
receipt of such written
notice, the Depositary shall
not vote any Shares evidenced
by such Beneficial Owners
Receipt to the extent that the
Depositary deems such action
or nonaction to be feasible
and practicable (including to
the extent that such
Beneficial Owner is shown on
the records of the Depositary
to be the Holder of such
American Depositary Shares).












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